UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

WESTERN ASSET

SHORT-TERM BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	Western Asset Short-Term Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in “investment grade” fixed income securities. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judged to be of comparable quality. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, swaps, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended December 31, 2021. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation, fluctuating interest rates, and expectations for less accommodative central bank monetary policy. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries, as many investors looked to generate incremental yield in the relatively low interest rate environment.

Western Asset Short-Term Bond Fund 2021 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) telegraphed that it was poised to begin raising interest rates in 2022. The yield for the two-year Treasury note began the reporting period at 0.13% and ended the reporting period at 0.73%. The low of 0.09% occurred on February 5, 2021 and the high of 0.76% took place on December 27, 2021. Long-term U.S. Treasury yields also moved higher, as positive economic data and rising inflation triggered expectations that the Fed would remove its monetary policy accommodation sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 0.93% (equaling the low for the period) and ended the reporting period at 1.52%. The high of 1.74% took place on March 19 and March 31, 2021. All told, the Bloomberg U.S. Aggregate Indexi returned -1.54% for the twelve-month reporting period ended December 31, 2021.

Q. How did we respond to these changing market conditions?

A. A number of changes were made to the Fund during the reporting period. We meaningfully increased the Fund’s allocation to investment-grade corporate bonds. Elsewhere, we added to the Fund’s exposures to collateralized loan obligations (“CLOs”), as well as structured products, including commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). Conversely, we pared back allocations to agency mortgage-backed securities (“MBS”), agency securities, emerging markets and non-agency residential mortgage-backed securities (“NARMBS”).

The Fund used U.S. Treasury and Eurodollar futures, options and interest rate swaps to manage its duration and yield curve exposure. The use of these instruments modestly detracted from performance. Index credit default swaps (“CDX”) were used to manage the Fund’s exposure to credit index spread levels and slightly contributed to results.

Performance review

For the twelve months ended December 31, 2021, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned -0.55%. The Fund’s unmanaged benchmark, the FTSE Treasury/Government Sponsored/Credit 1-3 Year Indexii, returned -0.43% for the same period. The Lipper Short Investment Grade Debt Funds Category Averageiii returned 0.07% over the same time frame.

2	Western Asset Short-Term Bond Fund 2021 Annual Report

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	-0.53%	-0.55%
Class C	-0.93%	-1.08%
Class C1[1]	-0.43%[2]	-0.61%[2]
Class R	-0.73%	-0.95%
Class I	-0.64%	-0.30%
Class IS	-0.38%	-0.25%
FTSE Treasury/Government Sponsored/ Credit 1-3 Year Index	-0.47%	-0.43%
Lipper Short Investment Grade Debt Funds Category Average	-0.39%	0.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2021 for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.78%, -0.13%, 0.52%, 0.34%, 1.23% and 1.03%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R, Class I and Class IS shares would have been 0.68%, -0.16%, -0.09%, 0.85% and 1.02%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 01, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.74%, 1.48%, 1.03%, 2.15%, 0.52% and 0.41%, respectively.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Performance includes a payment by an affiliate to reimburse for an error. Absent this payment, performance for the six months ended December 31, 2021 would have been -0.68% and performance for the twelve months ended December 31, 2021 would have been -0.86%.

Western Asset Short-Term Bond Fund 2021 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.70% for Class A shares, 1.55% for Class C shares, 1.05% for Class C1 shares, 1.10% for Class R shares, 0.42% for Class I shares and 0.40% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class R, Class I and Class IS shares as a result of acquired fund fees and expenses These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its exposure to certain structured products, namely NARMBS, CMBS and ABS, as their spreads were flat to slightly tighter over the year.

An overweight to investment-grade corporate bonds was also rewarded. An allocation to high-yield corporate bonds contributed to performance as well.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its yield curve and duration positioning. This was a negative for performance as short-term yields rose substantially during the reporting period. Elsewhere, an allocation to agency MBS was a modest headwind for returns.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 20, 2022

4	Western Asset Short-Term Bond Fund 2021 Annual Report

RISKS: Investments in bonds are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Asset-backed, mortgage-backed and mortgage related securities are subject to prepayment and extension risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 43 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2021 were: corporate bonds & notes (51.4%), U.S. government & agency obligations (16.4%), asset-backed securities (14.8%), collateralized mortgage obligations (13.7%) and mortgage-backed securities (2.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 374 funds for the six-month period and among the 368 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short-Term Bond Fund 2021 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Short-Term Bond Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]		Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.53%		$1,000.00	$994.70	0.70%	$3.52	Class A	5.00%	$1,000.00	$1,021.68	0.70%	$3.57
Class C	-0.93		1,000.00	990.70	1.51	7.58	Class C	5.00	1,000.00	1,017.59	1.51	7.68
Class C1	-0.43	[4]	1,000.00	995.70	1.01	5.08	Class C1	5.00	1,000.00	1,020.11	1.01	5.14
Class R	-0.73		1,000.00	992.70	1.10	5.52	Class R	5.00	1,000.00	1,019.66	1.10	5.60
Class I	-0.64		1,000.00	993.60	0.41	2.06	Class I	5.00	1,000.00	1,023.14	0.41	2.09
Class IS	-0.38		1,000.00	996.20	0.38	1.91	Class IS	5.00	1,000.00	1,023.29	0.38	1.94

Western Asset Short-Term Bond Fund 2021 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

8	Western Asset Short-Term Bond Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/21	-0.55%	-1.08%	-0.61%[3]	-0.95%	-0.30%	-0.25%
Five Years Ended 12/31/21	2.22	1.46	2.00	1.84	2.46	2.56
Ten Years Ended 12/31/21	1.81	N/A	1.57	N/A	2.09	N/A
Inception* through 12/31/21	—	0.87	—	1.36	—	1.92

With sales charges[4]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/21	-2.77%	-2.06%	-0.61%[3]	-0.95%	-0.30%	-0.25%
Five Years Ended 12/31/21	1.75	1.46	2.00	1.84	2.46	2.56
Ten Years Ended 12/31/21	1.57	N/A	1.57	N/A	2.09	N/A
Inception* through 12/31/21	—	0.87	—	1.36	—	1.92

Cumulative total returns

Without sales charges[1]
Class A (12/31/11 through 12/31/21)	19.61%
Class C (Inception date of 8/1/12 through 12/31/21)	8.54
Class C1 (12/31/11 through 12/31/21)	16.85
Class R (Inception date of 1/31/14 through 12/31/21)	11.31
Class I (12/31/11 through 12/31/21)	22.98
Class IS (Inception date of 10/5/12 through 12/31/21)	19.23

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, R, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, January 31, 2014, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2021 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. FTSE Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2011 - December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2011, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the FTSE Treasury/Government Sponsored/Credit 1-3 Year Index. The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index (the “Index”) is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2021 Annual Report

Schedule of investments

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 51.4%
Communication Services — 4.5%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Senior Notes	0.900%	3/25/24	$3,880,000	$3,864,398
AT&T Inc., Senior Notes	1.700%	3/25/26	630,000	627,350
NTT Finance Corp., Senior Notes	0.583%	3/1/24	2,260,000	2,234,857	(a)
Verizon Communications Inc., Senior Notes	0.750%	3/22/24	1,560,000	1,554,380
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	1,710,000	1,821,324
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	310,000	308,713
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	762,000	866,377
Total Diversified Telecommunication Services				11,277,399
Interactive Media & Services — 0.2%
Alphabet Inc., Senior Notes	0.450%	8/15/25	370,000	361,802
Tencent Holdings Ltd., Senior Notes	2.985%	1/19/23	1,020,000	1,037,148	(b)
Total Interactive Media & Services				1,398,950
Media — 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	2,700,000	2,784,308	(a)
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	1,095,000	1,111,275
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp., Senior Secured Notes	4.500%	2/1/24	460,000	489,432
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	2,680,000	2,953,361
Comcast Corp., Senior Notes	3.950%	10/15/25	1,870,000	2,043,173
Comcast Corp., Senior Notes	3.150%	3/1/26	70,000	74,705
DISH DBS Corp., Senior Notes	5.875%	11/15/24	250,000	257,140
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	100,000	101,766	(a)
Fox Corp., Senior Notes	4.030%	1/25/24	2,180,000	2,303,361
Total Media				12,118,521
Wireless Telecommunication Services — 0.8%
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	3,160,000	3,172,719
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	900,000	948,807
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	1,100,000	1,166,224
Total Wireless Telecommunication Services				5,287,750
Total Communication Services				30,082,620

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	11

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Consumer Discretionary — 4.2%
Automobiles — 2.3%
American Honda Finance Corp., Senior Notes	2.400%	6/27/24	$2,240,000	$2,308,501
BMW US Capital LLC, Senior Notes	2.950%	4/14/22	1,430,000	1,440,287	(a)
Daimler Finance North America LLC, Senior Notes	0.750%	3/1/24	1,150,000	1,139,828	(a)
General Motors Co., Senior Notes	5.400%	10/2/23	600,000	642,483
General Motors Financial Co. Inc., Senior Notes	3.950%	4/13/24	1,070,000	1,126,492
General Motors Financial Co. Inc., Senior Notes	2.750%	6/20/25	1,340,000	1,383,818
Hyundai Capital America, Senior Notes	1.250%	9/18/23	1,770,000	1,769,266	(a)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	2,180,000	2,237,775	(a)
Toyota Motor Corp., Senior Notes	0.681%	3/25/24	3,420,000	3,401,227
Total Automobiles				15,449,677
Hotels, Restaurants & Leisure —1.0%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	210,000	213,932
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	2,040,000	2,036,150
Marriott International Inc., Senior Notes	3.600%	4/15/24	1,090,000	1,140,524
McDonald’s Corp., Senior Notes	2.625%	1/15/22	180,000	180,115
McDonald’s Corp., Senior Notes	3.300%	7/1/25	440,000	466,807
McDonald’s Corp., Senior Notes	1.450%	9/1/25	950,000	959,300
McDonald’s Corp., Senior Notes	3.700%	1/30/26	660,000	710,752
McDonald’s Corp., Senior Notes	3.500%	3/1/27	10,000	10,809
Sands China Ltd., Senior Notes	2.300%	3/8/27	420,000	395,823	(a)
Sands China Ltd., Senior Notes	2.850%	3/8/29	200,000	188,495	(a)
Total Hotels, Restaurants & Leisure				6,302,707
Household Durables — 0.0%††
DR Horton Inc., Senior Notes	2.500%	10/15/24	240,000	247,157
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	0.400%	6/3/23	300,000	298,981
Amazon.com Inc., Senior Notes	0.450%	5/12/24	1,980,000	1,961,433
Amazon.com Inc., Senior Notes	0.800%	6/3/25	290,000	286,911
Total Internet & Direct Marketing Retail				2,547,325
Multiline Retail — 0.1%
Dollar General Corp., Senior Notes	3.250%	4/15/23	10,000	10,245
Target Corp., Senior Notes	2.250%	4/15/25	710,000	732,218
Total Multiline Retail				742,463
Specialty Retail — 0.3%
Home Depot Inc., Senior Notes	3.250%	3/1/22	690,000	693,114
Lowe’s Cos. Inc., Senior Notes	4.000%	4/15/25	1,160,000	1,255,397
Total Specialty Retail				1,948,511

See Notes to Financial Statements.

12	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Textiles, Apparel & Luxury Goods — 0.1%
NIKE Inc., Senior Notes	2.400%	3/27/25	$650,000	$673,408
Total Consumer Discretionary				27,911,248
Consumer Staples — 1.1%
Food & Staples Retailing — 0.2%
Kroger Co., Senior Notes	3.400%	4/15/22	780,000	780,578
Walmart Inc., Senior Notes	1.050%	9/17/26	590,000	583,976
Total Food & Staples Retailing				1,364,554
Food Products — 0.1%
Mondelez International Holdings Netherlands BV, Senior Notes	2.125%	9/19/22	210,000	212,238	(a)
Mondelez International Inc., Senior Notes	1.500%	5/4/25	230,000	230,394
Total Food Products				442,632
Household Products — 0.1%
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	30,000	31,745
Reckitt Benckiser Treasury Services PLC, Senior Notes	2.375%	6/24/22	330,000	332,502	(a)
Total Household Products				364,247
Tobacco — 0.7%
Altria Group Inc., Senior Notes	2.350%	5/6/25	960,000	983,266
Cargill Inc., Senior Notes	1.375%	7/23/23	150,000	151,230	(a)
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	1,570,000	1,577,278
Philip Morris International Inc., Senior Notes	2.875%	5/1/24	230,000	239,240
Reynolds American Inc., Senior Notes	4.850%	9/15/23	1,900,000	2,017,867
Total Tobacco				4,968,881
Total Consumer Staples				7,140,314
Energy — 9.0%
Energy Equipment & Services — 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., Senior Notes	2.773%	12/15/22	580,000	591,639
Duke Energy Carolinas LLC	3.350%	5/15/22	1,190,000	1,202,797
Schlumberger Investment SA, Senior Notes	2.400%	8/1/22	380,000	382,431	(a)
Total Energy Equipment & Services				2,176,867
Oil, Gas & Consumable Fuels — 8.7%
Chevron Corp., Senior Notes	1.554%	5/11/25	1,930,000	1,947,550
Continental Resources Inc., Senior Notes	4.500%	4/15/23	2,120,000	2,187,225
Continental Resources Inc., Senior Notes	3.800%	6/1/24	500,000	522,390
Continental Resources Inc., Senior Notes	2.268%	11/15/26	100,000	99,356	(a)
Coterra Energy Inc., Senior Notes	4.375%	6/1/24	3,090,000	3,269,282	(a)
Devon Energy Corp., Senior Notes	5.250%	9/15/24	1,520,000	1,645,441

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	5.850%	12/15/25	$1,760,000	$2,014,150
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	810,000	840,871
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	1,310,000	1,382,515
Energy Transfer LP, Senior Notes	4.250%	3/15/23	890,000	914,768
Energy Transfer LP, Senior Notes	4.500%	4/15/24	300,000	318,129
Energy Transfer LP, Senior Notes	4.050%	3/15/25	610,000	646,774
Energy Transfer LP, Senior Notes	2.900%	5/15/25	590,000	609,983
Energy Transfer LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	1,320,000	1,383,270
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	1,920,000	1,965,126
Enterprise Products Operating LLC, Senior Notes	3.750%	2/15/25	180,000	191,401
Enterprise Products Operating LLC, Senior Notes	3.700%	2/15/26	2,920,000	3,135,031
EOG Resources Inc., Senior Notes	2.625%	3/15/23	920,000	935,838
EQT Corp., Senior Notes	3.000%	10/1/22	970,000	981,043
EQT Corp., Senior Notes	3.125%	5/15/26	560,000	575,548	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	420,000	450,979
EQT Corp., Senior Notes	5.000%	1/15/29	1,150,000	1,275,264
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	890,000	900,300
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,530,000	1,609,041
Kinder Morgan Energy Partners LP, Senior Notes	3.450%	2/15/23	1,160,000	1,184,861
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	1,150,000	1,226,786
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	1,570,000	1,697,933
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	1,600,000	1,713,040	(a)
MPLX LP, Senior Notes	4.500%	7/15/23	930,000	968,484
MPLX LP, Senior Notes	4.000%	2/15/25	2,910,000	3,105,843
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	2,150,000	2,217,886
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	130,000	132,087
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	150,000	161,657
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,010,000	1,055,632	(a)
Pioneer Natural Resources Co., Senior Notes	0.550%	5/15/23	1,230,000	1,225,678
Pioneer Natural Resources Co., Senior Notes	0.750%	1/15/24	1,190,000	1,174,403
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	1,340,000	1,302,380
Pioneer Natural Resources Co., Senior Notes	4.450%	1/15/26	490,000	535,161
Qatar Energy, Senior Notes	1.375%	9/12/26	1,470,000	1,443,349	(a)
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	500,000	540,529	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	1,830,000	1,942,910
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,320,000	1,612,685
Western Midstream Operating LP, Senior Notes	4.000%	7/1/22	560,000	562,094

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	4.350%	2/1/25	$1,650,000	$1,726,329
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	170,000	178,330
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR +1.850%)	1.972%	1/13/23	40,000	39,947	(c)
Williams Cos. Inc., Senior Notes	3.600%	3/15/22	370,000	370,336
Williams Cos. Inc., Senior Notes	4.500%	11/15/23	1,150,000	1,212,031
Williams Cos. Inc., Senior Notes	4.300%	3/4/24	460,000	485,641
Total Oil, Gas & Consumable Fuels				57,617,287
Total Energy				59,794,154
Financials — 21.5%
Banks — 14.8%
Banco Santander SA, Senior Notes	3.125%	2/23/23	400,000	409,524
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	206,932
Banco Santander SA, Senior Notes	2.746%	5/28/25	2,200,000	2,275,725
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR +1.150%)	1.319%	6/19/26	4,660,000	4,614,158	(c)
Bank of America Corp., Senior Notes (1.486% to 5/19/23 then SOFR +1.460%)	1.486%	5/19/24	1,540,000	1,551,651	(c)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR +0.970%)	3.458%	3/15/25	840,000	878,922	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR +0.780%)	3.550%	3/5/24	3,840,000	3,955,005	(c)
Bank of Montreal, Senior Notes	3.300%	2/5/24	690,000	722,258
Bank of Montreal, Senior Notes	2.500%	6/28/24	1,490,000	1,537,429
Bank of Montreal, Senior Notes	1.850%	5/1/25	910,000	924,137
Bank of Nova Scotia, Senior Notes	0.800%	6/15/23	1,300,000	1,299,187
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	1,310,000	1,303,435
Bank of Nova Scotia, Senior Notes	1.050%	3/2/26	650,000	634,116
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	460,000	461,594
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	244,000	257,479
Barclays PLC, Senior Notes (4.610% to 2/15/22 then 3 mo. USD LIBOR +1.400%)	4.610%	2/15/23	1,200,000	1,205,166	(c)
BNP Paribas SA, Senior Notes	3.500%	3/1/23	1,610,000	1,659,089	(a)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	1,150,000	1,208,241	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR +2.074%)	2.219%	6/9/26	200,000	202,024	(a)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR +2.235%)	4.705%	1/10/25	780,000	830,777	(a)(c)
BPCE SA, Senior Notes	3.000%	5/22/22	500,000	504,797	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	$2,720,000	$2,724,091
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	540,000	579,150	(c)(d)
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR +1.667%)	1.678%	5/15/24	4,260,000	4,308,610	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR +2.842%)	3.106%	4/8/26	3,090,000	3,241,463	(c)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	1,380,000	1,504,126
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate +1.000%)	1.339%	6/24/26	1,670,000	1,647,338	(a)(c)
Credit Agricole SA, Senior Notes (1.247% to 1/26/26 then SOFR +0.892%)	1.247%	1/26/27	1,630,000	1,586,885	(a)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	630,000	630,561	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,220,000	1,313,879	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	280,000	279,741	(a)
Fifth Third Bancorp, Senior Notes	3.650%	1/25/24	230,000	241,063
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR +0.708%)	0.976%	5/24/25	1,990,000	1,966,984	(c)
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. USD LIBOR +1.211%)	3.803%	3/11/25	1,160,000	1,217,878	(c)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	1,730,000	1,749,938	(a)
Intesa Sanpaolo SpA, Senior Notes	3.250%	9/23/24	430,000	447,930	(a)
JPMorgan Chase & Co., Senior Notes (0.697% to 3/16/23 then SOFR +0.580%)	0.697%	3/16/24	2,770,000	2,763,976	(c)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR +1.850%)	2.083%	4/22/26	6,490,000	6,592,085	(c)
JPMorgan Chase & Co., Senior Notes (3.220% to 3/1/24 then 3 mo. USD LIBOR +1.155%)	3.220%	3/1/25	920,000	956,906	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR +1.000%)	4.023%	12/5/24	730,000	770,026	(c)
KeyBank NA, Senior Notes (0.423% to 1/3/23 then SOFR +0.340%)	0.423%	1/3/24	1,410,000	1,405,124	(c)
Lloyds Banking Group PLC, Senior Notes	4.050%	8/16/23	690,000	723,146
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	370,000	391,031
Lloyds Banking Group PLC, Senior Notes (3.870% to 7/9/24 then 1 year Treasury Constant Maturity Rate +3.500%)	3.870%	7/9/25	1,920,000	2,029,394	(c)

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.218%	3/7/22	$2,240,000	$2,251,258
Mitsubishi UFJ Financial Group Inc., Senior Notes	1.412%	7/17/25	640,000	636,982
Mitsubishi UFJ Financial Group Inc., Senior Notes
(0.848% to 9/15/23 then 1 year Treasury Constant Maturity Rate +0.680%)	0.848%	9/15/24	310,000	308,593	(c)
Mizuho Financial Group Inc., Senior Notes (0.849% to 9/8/23 then SOFR +0.872%)	0.849%	9/8/24	1,160,000	1,154,446	(c)
NatWest Group PLC, Senior Notes (3.498% to 5/15/22 then 3 mo. USD LIBOR +1.480%)	3.498%	5/15/23	910,000	918,036	(c)
NatWest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR +1.762%)	4.269%	3/22/25	1,500,000	1,588,018	(c)
Nordea Bank Abp, Senior Notes	1.000%	6/9/23	290,000	290,994	(a)
Nordea Bank Abp, Senior Notes	0.625%	5/24/24	1,050,000	1,037,696	(a)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	900,000	942,805
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	710,000	718,182
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	690,000	684,578
Royal Bank of Canada, Senior Notes (SOFR + 0.360%)	0.410%	7/29/24	1,200,000	1,201,090	(c)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	330,000	330,141
Sumitomo Mitsui Financial Group Inc., Senior Notes	0.508%	1/12/24	510,000	504,405
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR +0.800%)	0.922%	10/16/23	1,290,000	1,302,513	(c)
Toronto-Dominion Bank, Senior Notes	0.300%	6/2/23	2,080,000	2,067,652
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	1,150,000	1,150,387
UniCredit SpA, Senior Notes	6.572%	1/14/22	1,460,000	1,462,127	(a)
US Bancorp, Senior Notes	3.375%	2/5/24	1,790,000	1,877,253
US Bancorp, Senior Notes	1.450%	5/12/25	570,000	572,779
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	3,770,000	3,960,125
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR +1.600%)	1.654%	6/2/24	2,080,000	2,098,289	(c)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR +2.000%)	2.188%	4/30/26	4,750,000	4,837,540	(c)
Total Banks				97,608,860
Capital Markets — 4.8%
Bank of New York Mellon Corp., Senior Notes	2.100%	10/24/24	2,490,000	2,555,476
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	90,000	90,894
Charles Schwab Corp., Senior Notes	0.750%	3/18/24	1,970,000	1,962,169
Credit Suisse AG, Senior Notes	1.000%	5/5/23	940,000	942,756
Credit Suisse AG, Senior Notes	0.520%	8/9/23	250,000	248,312

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Credit Suisse AG, Senior Notes	3.625%	9/9/24	$360,000	$381,975
Credit Suisse AG, Senior Notes	2.950%	4/9/25	400,000	419,002
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR +2.044%)	2.193%	6/5/26	630,000	634,058	(a)(c)
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR +1.560%)	2.593%	9/11/25	1,110,000	1,134,235	(a)(c)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	370,000	379,556
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	5,380,000	5,646,414
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	720,000	761,890
Goldman Sachs Group Inc., Senior Notes (2.905% to 7/24/22 then 3 mo. USD LIBOR +0.990%)	2.905%	7/24/23	1,020,000	1,031,623	(c)
Goldman Sachs Group Inc., Senior Notes (3.272% to 9/29/24 then 3 mo. USD LIBOR +1.201%)	3.272%	9/29/25	2,380,000	2,498,747	(c)
Morgan Stanley, Senior Notes	3.700%	10/23/24	1,390,000	1,481,282
Morgan Stanley, Senior Notes (0.529% to 1/25/23 then SOFR +0.455%)	0.529%	1/25/24	4,260,000	4,246,317	(c)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR +1.990%)	2.188%	4/28/26	3,820,000	3,897,874	(c)
UBS AG, Senior Notes	1.750%	4/21/22	280,000	280,894	(a)
UBS AG, Senior Notes	0.375%	6/1/23	1,790,000	1,776,539	(a)
UBS AG, Senior Notes	0.700%	8/9/24	500,000	494,461	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	940,000	1,015,768	(a)
Total Capital Markets				31,880,242
Consumer Finance — 0.6%
American Express Co., Senior Notes	3.400%	2/22/24	920,000	965,282
American Express Co., Senior Notes	2.500%	7/30/24	460,000	475,524
Caterpillar Financial Services Corp., Senior Notes	0.450%	5/17/24	2,630,000	2,598,809
Total Consumer Finance				4,039,615
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	840,000	893,718
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	1.650%	10/29/24	1,510,000	1,508,034
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	470,000	484,582
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	1,050,000	1,057,471	(a)
National Securities Clearing Corp., Senior Notes	0.750%	12/7/25	650,000	633,212	(a)
USAA Capital Corp., Senior Notes	0.500%	5/1/24	340,000	336,015	(a)
Total Diversified Financial Services				4,913,032
Insurance — 0.5%
American International Group Inc., Senior Notes	2.500%	6/30/25	90,000	92,874

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Great-West Lifeco US Finance 2020 LP, Senior Notes	0.904%	8/12/25	$1,630,000	$1,585,122	(a)
MassMutual Global Funding II, Senior Secured Notes	0.850%	6/9/23	460,000	460,220	(a)
Metropolitan Life Global Funding I, Secured Notes	0.900%	6/8/23	320,000	320,962	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	810,000	798,854	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	60,000	59,334	(a)
Total Insurance				3,317,366
Total Financials				141,759,115
Health Care — 4.5%
Biotechnology —1.1%
AbbVie Inc., Senior Notes	2.300%	11/21/22	2,040,000	2,068,911
AbbVie Inc., Senior Notes	3.750%	11/14/23	2,930,000	3,068,877
AbbVie Inc., Senior Notes	2.600%	11/21/24	1,150,000	1,193,977
Gilead Sciences Inc., Senior Notes	0.750%	9/29/23	450,000	448,286
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	690,000	725,671
Total Biotechnology				7,505,722
Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	440,000	460,892
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR +1.030%)	1.210%	6/6/22	510,000	511,840	(c)
Total Health Care Equipment & Supplies				972,732
Health Care Providers & Services — 2.2%
Aetna Inc., Senior Notes	2.750%	11/15/22	1,110,000	1,124,581
Anthem Inc., Senior Notes	3.300%	1/15/23	930,000	954,419
Cigna Corp., Senior Notes	3.750%	7/15/23	1,674,000	1,741,416
Cigna Corp., Senior Notes	4.125%	11/15/25	930,000	1,017,812
CVS Health Corp., Senior Notes	2.625%	8/15/24	2,940,000	3,045,957
CVS Health Corp., Senior Notes	3.000%	8/15/26	1,190,000	1,257,884
Humana Inc., Senior Notes	0.650%	8/3/23	2,520,000	2,507,804
Humana Inc., Senior Notes	4.500%	4/1/25	370,000	403,536
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	20,000	20,287
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	50,000	52,019
UnitedHealth Group Inc., Senior Notes	0.550%	5/15/24	1,090,000	1,081,889
UnitedHealth Group Inc., Senior Notes	2.375%	8/15/24	460,000	476,565
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	420,000	455,775
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	350,000	348,993
Total Health Care Providers &Services				14,488,937

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals —1.0%
Astrazeneca Finance LLC, Senior Notes	0.700%	5/28/24	$3,030,000	$3,007,281
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	301,000	315,154
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	450,000	487,346
Eli Lilly & Co., Senior Notes	2.350%	5/15/22	320,000	322,472
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,560,000	1,567,456
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	1,000,000	992,120
Total Pharmaceuticals				6,691,829
Total Health Care				29,659,220
Industrials — 3.6%
Aerospace & Defense — 1.3%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,170,000	1,241,071	(a)
Boeing Co., Senior Notes	1.433%	2/4/24	2,620,000	2,617,214
Boeing Co., Senior Notes	4.875%	5/1/25	1,730,000	1,894,212
Boeing Co., Senior Notes	2.196%	2/4/26	890,000	890,513
General Dynamics Corp., Senior Notes	3.250%	4/1/25	1,190,000	1,258,722
L3Harris Technologies Inc., Senior Notes	3.850%	6/15/23	700,000	727,309
Total Aerospace & Defense				8,629,041
Airlines — 0.7%
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	880,000	1,036,953
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	880,000	1,006,978	(a)
Southwest Airlines Co., Senior Notes	4.750%	5/4/23	1,070,000	1,120,909
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	538,000	594,581	(a)
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	980,000	995,915
Total Airlines				4,755,336
Building Products — 0.1%
Carrier Global Corp., Senior Notes	2.242%	2/15/25	440,000	450,877
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	2.500%	8/15/24	460,000	473,656
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	3.250%	2/14/24	1,910,000	1,997,395
Machinery — 0.3%
John Deere Capital Corp., Senior Notes	0.450%	6/7/24	1,830,000	1,808,185
Road & Rail — 0.3%
Canadian Pacific Railway Co., Senior Notes	1.750%	12/2/26	1,190,000	1,194,944
Union Pacific Corp., Senior Notes	4.163%	7/15/22	770,000	777,626
Total Road & Rail				1,972,570

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Trading Companies & Distributors — 0.5%
Air Lease Corp., Senior Notes	0.700%	2/15/24	$1,160,000	$1,142,172
Air Lease Corp., Senior Notes	1.875%	8/15/26	2,590,000	2,549,792
Total Trading Companies & Distributors				3,691,964
Total Industrials				23,779,024
Information Technology — 1.7%
IT Services —0.3%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	810,000	846,588
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	870,000	877,353
Visa Inc., Senior Notes	3.150%	12/14/25	460,000	491,254
Total IT Services				2,215,195
Semiconductors & Semiconductor Equipment — 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.625%	1/15/24	650,000	680,228
Broadcom Inc., Senior Notes	4.700%	4/15/25	360,000	393,921
Broadcom Inc., Senior Notes	3.150%	11/15/25	230,000	241,020
Intel Corp., Senior Notes	3.700%	7/29/25	1,160,000	1,252,679
Microchip Technology Inc., Senior Secured Notes	4.333%	6/1/23	1,040,000	1,084,388
Microchip Technology Inc., Senior Secured Notes	0.983%	9/1/24	50,000	49,111	(a)
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	46,000	47,584	(a)
Texas Instruments Inc., Senior Notes	1.375%	3/12/25	460,000	462,241
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	950,000	950,934
Total Semiconductors & Semiconductor Equipment				5,162,106
Software — 0.4%
Microsoft Corp., Senior Notes	2.400%	2/6/22	1,530,000	1,530,188
Oracle Corp., Senior Notes	2.400%	9/15/23	930,000	948,765
Total Software				2,478,953
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc., Senior Notes	1.125%	5/11/25	1,570,000	1,566,280
Total Information Technology				11,422,534
Materials — 0.8%
Chemicals — 0.1%
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	320,000	315,663	(a)
Metals & Mining — 0.5%
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	560,000	575,464	(a)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	190,000	193,017	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	980,000	1,020,410	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	21

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	$850,000	$894,224	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	651,000	866,143
Total Metals & Mining				3,549,258
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	990,000	1,131,337	(a)
Total Materials				4,996,258
Utilities — 0.5%
Electric Utilities — 0.5%
FirstEnergy Corp., Senior Notes	3.350%	7/15/22	1,106,000	1,110,811
FirstEnergy Corp., Senior Notes	4.750%	3/15/23	460,000	478,975
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	690,000	690,005
Southern California Edison Co., Secured Bonds	0.975%	8/1/24	880,000	872,148
Total Utilities				3,151,939
Total Corporate Bonds & Notes (Cost — $340,648,947)				339,696,426
U.S. Government & Agency Obligations — 16.4%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Notes	0.375%	8/25/25	1,010,000	982,745
U.S. Government Obligations —16.2%
U.S. Treasury Notes	0.125%	8/31/22	1,350,000	1,348,884
U.S. Treasury Notes	0.125%	5/31/23	61,530,000	61,157,455
U.S. Treasury Notes	0.250%	9/30/23	10,770,000	10,695,115
U.S. Treasury Notes	0.500%	11/30/23	4,970,000	4,951,362
U.S. Treasury Notes	0.250%	6/15/24	22,250,000	21,924,941
U.S. Treasury Notes	0.250%	6/30/25	20,000	19,434
U.S. Treasury Notes	0.250%	7/31/25	4,545,000	4,409,360
U.S. Treasury Notes	1.250%	12/31/26	2,570,000	2,567,591
Total U.S. Government Obligations				107,074,142
Total U.S. Government & Agency Obligations (Cost — $108,744,645)				108,056,887
Asset-Backed Securities —14.8%
ABFC Trust, 2002-WF2 A2 (1 mo. USD LIBOR + 1.125%)	1.227%	5/25/32	27,256	27,111	(c)
ABFC Trust, 2003-OPT1 A3 (1 mo. USD LIBOR + 0.680%)	0.782%	4/25/33	519,327	506,341	(c)
ABFC Trust, 2004-OPT2 M1 (1 mo. USD LIBOR + 0.825%)	0.927%	8/25/33	10,584	10,593	(c)
ABPCI Direct Lending Fund CLO X LP, 2020-10A A1A (3 mo. USD LIBOR +1.950%)	2.082%	1/20/32	480,000	480,280	(a)(c)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Allegro CLO II-S Ltd., 2014-1RA A1 (3 mo. USD LIBOR +1.080%)	1.210%	10/21/28	$1,218,360	$1,218,065	(a)(c)
Allegro CLO XI Ltd., 2019-2A A1A (3 mo. USD LIBOR +1.390%)	1.514%	1/19/33	250,000	250,173	(a)(c)
AMMC CLO 23 Ltd., 2020-23A A1R (3 mo. USD LIBOR +1.040%)	1.163%	10/17/31	2,840,000	2,840,329	(a)(c)
Arbor Realty Commercial Real Estate Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR +1.070%)	1.180%	8/15/34	1,320,000	1,321,373	(a)(c)
Avery Point VI CLO Ltd., 2015-6A AR2 (3 mo. USD LIBOR +0.900%)	1.040%	8/5/27	217,347	217,322	(a)(c)
Avery Point VII CLO Ltd., 2015-7A AR2 (3 mo. USD LIBOR +0.960%)	1.084%	1/15/28	1,080,814	1,081,332	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	940,000	951,826	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	1,230,000	1,210,529	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A C	2.130%	8/20/27	980,000	965,202	(a)
Ballyrock CLO Ltd., 2019-2A A1BR (3 mo. USD LIBOR +1.200%)	1.360%	11/20/30	490,000	490,327	(a)(c)
BCRED MML CLO LLC, 2021-1A A (3 mo. USD LIBOR +1.480%)	1.810%	1/15/35	1,050,000	1,049,173	(a)(c)
BDS Ltd., 2021-FL10 D (1 mo. USD LIBOR + 2.850%)	2.950%	12/18/36	1,320,000	1,320,284	(a)(c)
Black Diamond CLO Ltd., 2017-1A A1AR (3 mo. USD LIBOR +1.050%)	1.174%	4/24/29	1,081,283	1,081,538	(a)(c)
BlueMountain CLO XXII Ltd., 2018-22A A1 (3 mo. USD LIBOR +1.080%)	1.204%	7/15/31	320,000	320,184	(a)(c)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR +0.400%)	0.503%	7/25/36	750,000	722,700	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2014-1A A1R2 (3 mo. USD LIBOR +0.970%)	1.092%	4/17/31	667,969	666,927	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2014- 3RA A1A (3 mo. USD LIBOR +1.050%)	1.185%	7/27/31	376,896	376,775	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR +1.000%)	1.136%	7/28/28	679,331	680,066	(a)(c)
Carlyle US CLO Ltd., 2017-2A A1R (3 mo. USD LIBOR +1.050%)	1.184%	7/20/31	1,250,000	1,250,624	(a)(c)
CBAM Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.250%)	1.382%	7/20/30	350,000	350,175	(a)(c)
CCG Receivables Trust, 2021-2 A2	0.540%	3/14/29	2,310,000	2,296,410	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	23

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Cedar Funding V CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	$1,700,000	$1,701,074	(a)
Cerberus Loan Funding XXVII LP, 2019-2A A1 (3 mo. USD LIBOR +1.800%)	1.924%	1/15/32	470,000	470,015	(a)(c)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR +1.850%)	1.974%	10/15/31	580,000	580,025	(a)(c)
CIFC Funding Ltd., 2021-4A A (3 mo. USD LIBOR + 1.050%)	1.174%	7/15/33	840,000	839,414	(a)(c)
Countrywide Asset-Backed Certificates Trust, 2002-S3 M1	4.800%	5/25/32	2,018	1,856	(c)
Countrywide Asset-Backed Certificates Trust, 2005-8 M4 (1 mo. USD LIBOR +0.930%)	1.032%	12/25/35	18,273	18,291	(c)
CWABS Revolving Home Equity Loan Trust Series, 2004-B 2A (1 mo. USD LIBOR +0.220%)	0.330%	2/15/29	650,477	622,481	(c)
DB Master Finance LLC, 2021-1A A23	2.791%	11/20/51	1,320,000	1,321,899	(a)
Dryden 75 CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR +1.040%)	1.164%	4/15/34	250,000	250,153	(a)(c)
Fortress Credit Bsl X Ltd., 2021-1A A (3 mo. USD LIBOR +1.470%)	1.602%	4/20/33	1,990,000	1,994,067	(a)(c)
Foundation Finance Trust, 2021-1A A	1.270%	5/15/41	626,048	616,577	(a)
Galaxy XXVI CLO Ltd., 2018-26A A (3 mo. USD LIBOR +1.200%)	1.360%	11/22/31	450,000	450,225	(a)(c)
GCI Funding I LLC, 2021-1 A	2.380%	6/18/46	651,437	647,469	(a)
GoldenTree Loan Management US CLO 10 Ltd., 2021-10A A (3 mo. USD LIBOR +1.100%)	1.232%	7/20/34	2,590,000	2,586,934	(a)(c)
GoldenTree Loan Opportunities IX Ltd., 2014-9A AR2 (3 mo. USD LIBOR +1.110%)	1.239%	10/29/29	335,000	335,113	(a)(c)
Golub Capital Partners CLO 36M Ltd., 2018-36A B (3 mo. USD LIBOR +1.650%)	1.790%	2/5/31	1,270,000	1,263,650	(a)(c)
Golub Capital Partners CLO 47M Ltd., 2020-47A A1 (3 mo. USD LIBOR +1.680%)	1.820%	5/5/32	1,080,000	1,078,733	(a)(c)
Golub Capital Partners CLO 54M LP, 2021-54A A (3 mo. USD LIBOR +1.530%)	1.651%	8/5/33	1,980,000	1,979,892	(a)(c)
GoodLeap Sustainable Home Solutions Trust, 2021-4GS A	1.930%	7/20/48	700,746	687,252	(a)
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR +1.900%)	2.114%	12/20/29	1,940,000	1,939,503	(a)(c)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR +1.010%)	1.134%	4/15/31	500,000	499,653	(a)(c)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR +1.020%)	1.130%	7/15/39	1,030,000	1,031,516	(a)(c)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Greywolf CLO VI Ltd., 2018-1A A2 (3 mo. USD LIBOR +1.630%)	1.755%	4/26/31	$650,000	$648,247	(a)(c)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR +1.260%)	1.392%	1/20/30	1,320,000	1,320,329	(a)(c)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR +1.080%)	1.204%	7/25/27	9,679	9,679	(a)(c)
HalseyPoint CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR +1.350%)	1.482%	1/20/33	500,000	500,237	(a)(c)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR +1.450%)	1.579%	11/30/32	370,000	370,755	(a)(c)
Hertz Vehicle Financing LLC, 2021-1A A	1.210%	12/26/25	1,250,000	1,239,344	(a)
HGI CRE CLO Ltd., 2021-FL2 A (1 mo. USD LIBOR + 1.000%)	1.108%	9/17/36	1,320,000	1,317,565	(a)(c)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	1,410,000	1,410,000	(a)
Home Equity Asset Trust, 2005-6 M5 (1 mo. USD LIBOR +0.945%)	1.047%	12/25/35	380,000	378,398	(c)
Jamestown CLO X Ltd., 2017-10A A1R (3 mo. USD LIBOR +1.030%)	1.152%	7/17/29	1,420,000	1,420,709	(a)(c)
JPMorgan Mortgage Acquisition Trust, 2007-CH2 MV2 (1 mo. USD LIBOR +0.300%)	0.402%	1/25/37	420,000	412,796	(c)
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR +1.000%)	1.124%	4/15/31	460,000	460,104	(a)(c)
LCM Loan Income Fund I Income Note Issuer Ltd., 27A A1 (3 mo. USD LIBOR +1.080%)	1.202%	7/16/31	690,000	690,517	(a)(c)
LCM XVIII LP, 19A AR (3 mo. USD LIBOR + 1.240%)	1.364%	7/15/27	116,188	116,216	(a)(c)
Legacy Mortgage Asset Trust, 2019-GS5 A1, Step bond	3.200%	5/25/59	273,085	273,983	(a)
Madison Park Funding X Ltd., 2012-10A AR3 (3 mo. USD LIBOR +1.010%)	1.142%	1/20/29	705,112	705,464	(a)(c)
Magnetite XIV-R Ltd., 2015-14RA A2 (3 mo. USD LIBOR +1.120%)	1.242%	10/18/31	730,000	730,896	(a)(c)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR +0.260%)	0.362%	6/25/46	50,677	49,584	(a)(c)
Mercury Financial Credit Card Master Trust, 2021-1A B	2.330%	3/20/26	920,000	912,670	(a)
MF1 Ltd., 2021-FL7 A (1 mo. USD LIBOR + 1.080%)	1.188%	10/16/36	1,060,000	1,058,676	(a)(c)
Midocean Credit CLO VIII, 2018-8A A1R (3 mo. USD LIBOR +1.050%)	1.210%	2/20/31	1,300,000	1,299,838	(a)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	25

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Midocean Credit CLO IX, 2018-9A B (3 mo. USD LIBOR +1.750%)	1.882%	7/20/31	$1,750,000	$1,754,525	(a)(c)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR +1.600%)	1.732%	10/20/30	250,000	250,429	(a)(c)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR +1.300%)	1.403%	3/25/66	1,940,000	2,014,375	(a)(c)
Navient Student Loan Trust, 2021-1A A1B (1 mo. USD LIBOR +0.600%)	0.702%	12/26/69	896,068	898,442	(a)(c)
Nelnet Student Loan Trust, 2014-6A A (1 mo. USD LIBOR +0.650%)	0.753%	11/25/52	344,165	344,200	(a)(c)
Nelnet Student Loan Trust, 2021-A APT1	1.360%	4/20/62	844,212	830,265	(a)
Neuberger Berman Loan Advisers CLO 24 Ltd., 2017-24A AR (3 mo. USD LIBOR +1.020%)	1.144%	4/19/30	500,000	499,550	(a)(c)
Neuberger Berman Loan Advisers CLO 29 Ltd., 2018-29A A1 (3 mo. USD LIBOR +1.130%)	1.254%	10/19/31	250,000	250,142	(a)(c)
Neuberger Berman Loan Advisers CLO 40 Ltd., 2021-40A A (3 mo. USD LIBOR +1.060%)	1.182%	4/16/33	600,000	600,831	(a)(c)
NextGear Floorplan Master Owner Trust, 2020-1A A2	1.550%	2/15/25	1,320,000	1,330,248	(a)
Ocean Trails CLO X, 2020-10A AR (3 mo. USD LIBOR +1.220%)	1.429%	10/15/34	330,000	330,481	(a)(c)
OCP CLO Ltd., 2014-5A A1R (3 mo. USD LIBOR + 1.080%)	1.205%	4/26/31	970,000	971,212	(a)(c)
Octagon Investment Partners 35 Ltd., 2018-1A A1A (3 mo. USD LIBOR +1.060%)	1.192%	1/20/31	1,150,000	1,150,445	(a)(c)
Octagon Investment Partners 45 Ltd., 2019-1A A (3 mo. USD LIBOR +1.330%)	1.454%	10/15/32	740,000	740,369	(a)(c)
Octagon Investment Partners 47 Ltd., 2020-1A AR (3 mo. USD LIBOR +1.160%)	1.292%	7/20/34	750,000	751,573	(a)(c)
Octagon Investment Partners XXI Ltd., 2014-1A AAR3 (3 mo. USD LIBOR +1.000%)	1.156%	2/14/31	260,000	259,733	(a)(c)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR +1.040%)	1.204%	5/23/31	240,000	239,925	(a)(c)
Option One Mortgage Loan Trust, 2007-FXD1 1A1, Step bond	5.866%	1/25/37	499,879	494,239
Option One Mortgage Loan Trust, 2007-FXD1 2A1, Step bond	5.866%	1/25/37	443,250	436,559
Owl Rock CLO I Ltd., 2019-1A A (3 mo. USD LIBOR +1.800%)	1.960%	5/20/31	720,000	720,218	(a)(c)
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	1.182%	4/30/27	216,685	216,718	(a)(c)

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Palmer Square CLO Ltd., 2019-1A A1R (3 mo. USD LIBOR +1.150%)	1.359%	11/14/34	$770,000	$770,009	(a)(c)
Parliament Funding II ltd, 2020-1A AR (3 mo. USD LIBOR +1.250%)	1.490%	10/20/31	1,950,000	1,949,122	(a)(c)
Recette CLO Ltd., 2015-1A ARR (3 mo. USD LIBOR +1.080%)	1.212%	4/20/34	350,000	350,098	(a)(c)
Saranac CLO III Ltd., 2014-3A BR (3 mo. USD LIBOR +1.850%)	2.064%	6/22/30	690,000	686,063	(a)(c)
Saxon Asset Securities Trust, 2003-3 M1 (1 mo. USD LIBOR +0.975%)	1.067%	12/25/33	21,615	21,596	(c)
Saxon Asset Securities Trust, 2006-3 A4 (1 mo. USD LIBOR +0.240%)	0.342%	10/25/46	1,420,000	1,317,824	(c)
SLM Private Credit Student Loan Trust, 2005-A A4 (3 mo. USD LIBOR +0.310%)	0.513%	12/15/38	1,353,388	1,331,427	(c)
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR +0.290%)	0.493%	6/15/39	925,692	904,429	(c)
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR +0.750%)	0.953%	3/15/33	45,950	45,484	(a)(c)
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR +0.670%)	0.873%	12/17/68	920,000	920,280	(a)(c)
SLM Student Loan Trust, 2005-8 A5 (3 mo. USD LIBOR +0.170%)	0.294%	1/25/40	1,621,402	1,583,306	(c)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	838,263	846,248	(a)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	610,000	604,949	(a)
SMB Private Education Loan Trust, 2021-A C	2.990%	1/15/53	970,000	968,869	(a)
Sonic Capital LLC, 2020-1A A2I	3.845%	1/20/50	88,800	92,343	(a)
Stonepeak ABS, 2021-1A A	2.675%	2/28/33	1,561,982	1,556,936	(a)
Structured Asset Securities Corp., 2004-SC1 A	7.954%	12/25/29	6,583	6,394	(a)(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR +0.570%)	0.672%	10/25/36	449,498	447,480	(a)(c)
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	6.734%	5/25/31	553,853	527,175	(a)(c)
Symphony CLO XVIII Ltd., 2016-18A BR (3 mo. USD LIBOR +1.600%)	1.729%	7/23/33	1,040,000	1,040,075	(a)(c)
Towd Point Mortgage Trust, 2015-2 1B3	3.360%	11/25/60	900,000	925,083	(a)(c)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	910,000	920,100	(a)(c)
TRP LLC, 2021-1 A	2.070%	6/19/51	922,382	914,751	(a)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR +0.890%)	1.014%	4/15/29	565,074	565,020	(a)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	27

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	1.274%	10/15/31	$350,000	$350,437	(a)(c)
Voya CLO Ltd., 2018-4A A1AR (3 mo. USD LIBOR + 1.040%)	1.164%	1/15/32	820,000	820,114	(a)(c)
Wells Fargo Home Equity Asset-Backed Securities Trust, 2006-1 M5 (1 mo. USD LIBOR +0.555%)	0.658%	5/25/36	1,340,000	1,260,962	(c)
Whitebox CLO I Ltd., 2019-1A ANAR (3 mo. USD LIBOR +1.130%)	1.254%	7/24/32	1,350,000	1,353,775	(a)(c)
Whitebox CLO II Ltd., 2020-2A A1R (3 mo. USD LIBOR +1.220%)	1.429%	10/24/34	610,000	610,010	(a)(c)
Whitebox CLO III Ltd., 2021-3A A1 (3 mo. USD LIBOR +1.220%)	1.341%	10/15/34	660,000	660,010	(a)(c)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR +1.490%)	1.614%	7/15/32	300,000	300,829	(a)(c)
Total Asset-Backed Securities (Cost — $97,439,428)				97,663,135
Collateralized Mortgage Obligations (e) — 13.7%
Alternative Loan Trust, 2005-56 4A1 (1 mo. USD LIBOR +0.620%)	0.722%	11/25/35	75,732	73,320	(c)
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR +0.874%)	0.984%	10/15/38	1,650,000	1,649,048	(a)(c)
AREIT Trust, 2021-CRE5 A (1 mo. USD LIBOR + 1.080%)	1.190%	7/17/26	990,000	988,389	(a)(c)
Banc of America Mortgage Trust, 2002-J B1	3.387%	9/25/32	39,663	39,996	(c)
Banc of America Mortgage Trust, 2003-C B1	2.373%	4/25/33	67,768	15,875	(c)
Bear Stearns ALT-A Trust, 2007-1 1A1 (1 mo. USD LIBOR +0.320%)	0.422%	1/25/47	92,368	87,557	(c)
Benchmark Mortgage Trust, 2021-B31 A5	2.669%	12/15/54	1,320,000	1,371,631
BPR Trust, 2021-TY C (1 mo. USD LIBOR + 1.700%)	1.810%	9/15/38	990,000	989,545	(a)(c)
BX Commercial Mortgage Trust, 2020-FOX F (1 mo. USD LIBOR +4.250%)	4.360%	11/15/32	564,678	566,530	(a)(c)
BX Commercial Mortgage Trust, 2021-ACNT A (1 mo. USD LIBOR +0.850%)	0.960%	11/15/26	1,980,000	1,980,219	(a)(c)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR +0.921%)	1.021%	12/15/28	1,320,000	1,321,707	(a)(c)
BX Commercial Mortgage Trust, 2021-XL2 A (1 mo. USD LIBOR +0.689%)	0.799%	10/15/38	1,650,000	1,642,151	(a)(c)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. USD LIBOR +3.890%)	4.000%	10/15/38	990,000	987,194	(a)(c)
BX Mortgage Trust, 2021-PAC A (1 mo. USD LIBOR +0.689%)	0.799%	10/15/36	330,000	329,245	(a)(c)

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
BX Trust, 2019-OC11 A	3.202%	12/9/41	$680,000	$717,454	(a)
BX Trust, 2021-ARIA A (1 mo. USD LIBOR + 0.899%)	1.009%	10/15/36	1,650,000	1,649,458	(a)(c)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	2.005%	10/15/36	930,000	927,991	(a)(c)
BX Trust, 2021-ARIA G (1 mo. USD LIBOR + 3.142%)	3.252%	10/15/36	990,000	987,305	(a)(c)
BX Trust, 2021-BXMF A (1 mo. USD LIBOR + 0.636%)	0.726%	10/15/26	1,640,000	1,628,346	(a)(c)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	960,000	1,030,420	(c)
CFK Trust, 2020-MF2 F	3.458%	3/15/39	1,270,000	1,189,216	(a)(c)
Chase Mortgage Finance Trust, 2007-A1 2A3	2.438%	2/25/37	8,232	8,260	(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	0.402%	8/25/35	1,690	1,690	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-4A A2 (1 mo. USD LIBOR + 0.580%)	0.682%	10/25/35	15,675	15,828	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	0.302%	1/25/36	3,640	3,463	(a)(c)
Citigroup Commercial Mortgage Trust, 2013-375P A	3.251%	5/10/35	330,000	337,063	(a)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	930,000	1,001,570
Citigroup Mortgage Loan Trust, 2007-AR4 2A1A	2.425%	3/25/37	20,983	21,173	(c)
Commercial Mortgage Trust, 2010-C1 C	5.852%	7/10/46	17,267	17,289	(a)(c)
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR +0.420%)	0.522%	7/25/36	109,371	103,636	(a)(c)
CSMC Trust, 2014-11R 15A2	2.794%	1/27/36	727,417	729,686	(a)(c)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,730,000	1,814,178	(a)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.000%, 3.250% floor)	3.250%	12/15/35	1,350,000	1,358,011	(a)(c)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	1.844%	7/25/47	381,797	388,496	(a)(c)
DSLA Mortgage Loan Trust, 2005-AR1 2A1A (1 mo. USD LIBOR +0.500%)	0.604%	2/19/45	15,649	15,534	(c)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	599,971	589,545	(a)(c)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. USD LIBOR +0.701%)	0.811%	11/15/38	2,310,000	2,299,739	(a)(c)

See Notes to Financial Statements

Western Asset Short-Term Bond Fund 2021 Annual Report	29

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	$75,754	$82,878
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3877 FA,PAC-1 (1 mo. USD LIBOR + 0.350%)	0.460%	11/15/40	30,649	30,682	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	2.403%	1/25/50	230,000	230,284	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	1.953%	2/25/50	272,470	273,643	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 M2 (30 Day Average SOFR + 2.000%)	2.050%	12/25/50	1,310,000	1,318,152	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 M2 (30 Day Average SOFR + 1.800%)	1.850%	1/25/51	230,000	230,699	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	710,000	729,755	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	1,040,000	1,065,271	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	950,000	971,973	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017- DNA2 M2 (1 mo. USD LIBOR +3.450%)	3.553%	10/25/29	1,090,000	1,122,698	(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	5.003%	11/25/24	171,922	179,164	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	3.103%	10/25/29	1,194,231	1,223,110	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	4.102%	5/25/30	370,000	385,651	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1M2 (1 mo. USD LIBOR + 2.250%)	2.353%	7/25/30	788,781	798,478	(a)(c)

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	4.353%	1/25/31	$190,000	$199,549	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	2.203%	10/25/39	198,684	199,238	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M2 (1 mo. USD LIBOR + 2.050%)	2.153%	1/25/40	220,887	221,930	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	205,673	216,990
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	48,282	49,766
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	49,249	49,387	(a)(c)
Freddie Mac Structured Pass-Through Certificates, T-51 1A	6.500%	9/25/43	43,565	53,177	(c)
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	0.773%	2/20/60	36,543	36,705	(c)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	0.643%	3/20/60	307,961	308,997	(c)
Government National Mortgage Association (GNMA), 2010-H10 FB (1 mo. USD LIBOR + 1.000%)	1.093%	5/20/60	403,575	409,312	(c)
Government National Mortgage Association (GNMA), 2010-H20 AF (1 mo. USD LIBOR + 0.330%)	0.411%	10/20/60	800,117	799,529	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	0.431%	8/20/58	702,178	701,941	(c)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	0.531%	11/20/60	938,968	940,615	(c)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	0.581%	1/20/61	83,133	83,365	(c)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	0.581%	12/20/60	109,284	109,630	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	31

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	0.531%	2/20/61	$157,484	$157,773	(c)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	0.581%	2/20/61	111,663	111,929	(c)
Government National Mortgage Association (GNMA), 2011-H19 FA (1 mo. USD LIBOR + 0.470%)	0.551%	8/20/61	410,000	410,783	(c)
Government National Mortgage Association (GNMA), 2012-H21 FA (1 mo. USD LIBOR + 0.500%)	0.581%	7/20/62	2,615,817	2,624,229	(c)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	0.611%	10/20/62	109,942	111,393	(c)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	0.601%	10/20/62	115,500	115,837	(c)
Government National Mortgage Association (GNMA), 2013-H02 FD (1 mo. USD LIBOR + 0.340%)	0.421%	12/20/62	1,292,341	1,291,745	(c)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	0.481%	3/20/63	421,348	421,558	(c)
Government National Mortgage Association (GNMA), 2013-H14 FC (1 mo. USD LIBOR + 0.470%)	0.551%	6/20/63	128,806	129,044	(c)
Government National Mortgage Association (GNMA), 2013-H14 FD (1 mo. USD LIBOR + 0.470%)	0.551%	6/20/63	52,738	52,843	(c)
Government National Mortgage Association (GNMA), 2013-H14 FG (1 mo. USD LIBOR + 0.470%)	0.551%	5/20/63	48,062	48,162	(c)
Government National Mortgage Association (GNMA), 2021-H03 FA (30 Day Average SOFR + 0.380%)	0.430%	4/20/70	2,810,695	2,814,587	(c)
Government National Mortgage Association (GNMA), 2021-H16 FG (30 Day Average SOFR + 0.300%)	0.350%	9/20/71	3,073,179	3,070,294	(c)
GS Mortgage Securities Corp. Trust, 2021-IP A (1 mo. USD LIBOR +0.950%)	1.060%	10/15/36	990,000	990,932	(a)(c)

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR +2.750%)	2.860%	5/15/38	$1,000,000	$992,979	(a)(c)
Hilton USA Trust, 2016-HHV D	4.194%	11/5/38	690,000	720,650	(a)(c)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	0.602%	5/25/37	51,590	51,666	(a)(c)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR +0.540%)	0.642%	11/25/36	759,421	633,493	(c)
IndyMac INDX Mortgage Loan Trust, 2004-AR14 2A1A (1 mo. USD LIBOR +0.720%)	0.822%	1/25/35	49,461	43,399	(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C7 A5	3.409%	10/15/50	893,000	959,767
JPMorgan Chase Commercial Mortgage Securities Trust, 2012-HSBC A	3.093%	7/5/32	1,397,730	1,407,280	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR +3.000%)	3.108%	1/16/37	805,438	787,104	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	1,350,000	1,288,389	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYAH F (1 mo. USD LIBOR +2.190%)	2.300%	6/15/38	1,320,000	1,315,065	(a)(c)
JPMorgan Resecuritization Trust Series, 2009-10 7A2	6.054%	2/26/37	1,661,439	976,526	(a)(c)
Legacy Mortgage Asset Trust, 2020-RPL1 A1	3.000%	9/25/59	1,176,694	1,207,922	(a)(c)
Luminent Mortgage Trust, 2006-7 2A2 (1 mo. USD LIBOR +0.220%)	0.322%	12/25/36	20,107	21,197	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	8,836	8,048	(a)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	4.360%	11/15/36	625,000	617,186	(a)(c)
Med Trust, 2021-MDLN E (1 mo. USD LIBOR + 3.150%)	3.260%	11/15/38	980,000	976,085	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2003-A2 2M1	1.857%	3/25/33	56,610	48,957	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.240%	2/25/34	8,163	8,431	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A2	2.240%	2/25/34	347,535	358,930	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	256,202	269,125
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR +0.850%)	0.960%	11/15/34	309,551	309,151	(a)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	33

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Morgan Stanley Capital I Trust, 2018-H4 XA, IO	0.837%	12/15/51	$24,345,631	$1,198,633	(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR +1.400%)	1.510%	5/15/36	670,000	662,660	(a)(c)
Morgan Stanley Capital I Inc., 2021-ILP A (1 mo. USD LIBOR +0.778%)	0.888%	11/15/23	1,654,529	1,650,617	(a)(c)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	970,000	985,671	(a)
New Residential Mortgage Loan Trust, 2017-2A B2	4.750%	3/25/57	359,971	400,060	(a)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	179,256	188,442	(a)(c)
New Residential Mortgage Loan Trust, 2019-6A A1B	3.500%	9/25/59	673,062	696,458	(a)(c)
OPG Trust, 2021-PORT A (1 mo. USD LIBOR + 0.484%)	0.594%	10/15/36	1,320,000	1,309,382	(a)(c)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR +2.700%)	2.750%	12/27/33	1,320,000	1,304,504	(a)(c)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	4,242	2,414
Ready Capital Mortgage Financing LLC, 2021-FL7 A (1 mo. USD LIBOR +1.200%)	1.280%	11/25/36	1,649,911	1,650,416	(a)(c)
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR +0.550%)	0.652%	5/25/37	580,663	454,775	(c)
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR +0.680%)	0.904%	6/20/33	107,437	106,186	(c)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. USD LIBOR +2.400%)	2.510%	5/15/38	920,000	923,233	(a)(c)
Silverstone Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR +0.390%)	0.520%	1/21/70	134,400	134,456	(a)(c)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	0.831%	11/15/38	1,650,000	1,644,717	(a)(c)
SREIT Trust, 2021-MFP2 A (1 mo. USD LIBOR + 0.822%)	0.922%	11/15/36	1,450,000	1,445,004	(a)(c)
SREIT Trust, 2021-PALM A (1 mo. USD LIBOR + 0.590%)	0.700%	10/15/34	1,650,000	1,640,846	(a)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-2 4A1	2.617%	3/25/34	69,742	70,178	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	2.533%	3/25/35	89,398	82,221	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2005-12 3A1	2.394%	6/25/35	12,471	11,602	(c)
Structured Asset Securities Corp., 2005-RF3 2A	3.410%	6/25/35	134,643	128,358	(a)(c)

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Structured Asset Securities Corp. Mortgage Pass- Through Certificate Series, 2002-3 B2	6.500%	3/25/32	$263,166	$305,079	(c)
STWD Trust, 2021-FLWR E (1 mo. USD LIBOR + 1.924%)	2.034%	7/15/36	2,200,000	2,188,271	(a)(c)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR +2.300%)	2.404%	11/11/34	793,879	785,365	(a)(c)
Thornburg Mortgage Securities Trust, 2004-2 A4 (1 mo. USD LIBOR +0.680%)	0.783%	6/25/44	409,216	401,990	(c)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	1,330,000	1,432,323
VNDO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	807,000	818,213	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.178%	8/20/35	4,290	4,384	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	2.579%	6/25/33	18,437	18,819	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR4 A5	2.831%	4/25/35	13,139	13,275	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR19 A1B2 (1 mo. USD LIBOR +0.820%)	0.922%	12/25/45	26,898	27,125	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR13 2A (Cost of Funds for the 11th District of San Francisco +1.500%)	1.725%	10/25/46	443,637	435,280	(c)
Total Collateralized Mortgage Obligations (Cost — $89,911,504)				90,373,743
Mortgage-Backed Securities — 2.2%
FHLMC —1.1%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33	92,516	98,434
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	6/1/35	2,045,680	2,162,423
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR +1.495%)	1.745%	6/1/43	133,721	139,243	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (30
Day Average SOFR +2.182%)	1.783%	8/1/51	4,964,879	5,042,123	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	8.000%	2/1/31	20,969	21,508
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/32	33,613	38,120
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38-4/1/38	75,129	78,429
Total FHLMC				7,580,280
FNMA — 0.8%
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-8/1/32	78,566	84,107
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	32	35
Federal National Mortgage Association (FNMA)	3.000%	12/1/37-3/1/40	2,992,285	3,138,725

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	35

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.500%	10/1/40-9/1/51	$460,065	$475,417
Federal National Mortgage Association (FNMA)	2.000%	7/1/51-11/1/51	398,154	397,914
Federal National Mortgage Association (FNMA)	4.000%	2/1/56-6/1/57	442,901	489,634
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate +2.375%)	2.448%	9/1/37	382,621	405,770	(c)
Total FNMA				4,991,602
GNMA — 0.3%
Government National Mortgage Association (GNMA)	6.000%	11/15/28	4,963	5,464
Government National Mortgage Association (GNMA)	6.500%	8/15/34	80,710	91,552
Government National Mortgage Association (GNMA)	7.000%	3/15/36	23,278	26,965
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	222,047	232,536
Government National Mortgage Association (GNMA)	3.500%	6/15/48-5/15/50	226,843	241,429
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-10/20/49	139,319	146,305
Government National Mortgage Association (GNMA) II	4.000%	2/20/48-4/20/48	17,974	19,134
Government National Mortgage Association (GNMA) II	4.500%	8/20/48-1/20/49	306,869	324,918
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	162,302	165,958
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR +1.105%)	1.192%	7/20/60	22,386	22,813	(c)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR +2.053%)	2.137%	8/20/60	366,625	385,662	(c)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.242%)	1.330%	7/20/60	53,107	54,047	(c)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.440%)	1.520%	2/20/60	290,235	296,375	(c)
Total GNMA				2,013,158
Total Mortgage-Backed Securities (Cost — $14,594,551)				14,585,040

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 0.8%
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	$730,000	$796,397	(a)
Qatar — 0.2%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	990,000	1,029,996	(b)
Saudi Arabia — 0.2%
Saudi Government International Bond, Senior Notes	4.500%	4/17/30	1,220,000	1,424,691	(a)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	830,000	842,864	(a)
Abu Dhabi Government International Bond, Senior Notes	0.750%	9/2/23	540,000	538,891	(a)
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	840,000	860,972	(a)
Total United Arab Emirates				2,242,727
Total Sovereign Bonds (Cost — $5,225,011)				5,493,811
Convertible Bonds & Notes — 0.0%††
Health Care — 0.0%††
Pharmaceuticals — 0.0%††
Dermira Inc., Senior Notes (Cost — $180,686)	3.000%	5/15/22	180,000	181,935
Total Investments before Short-Term Investments (Cost — $656,744,772)				656,050,977

			Shares
Short-Term Investments — 0.6%
Western Asset Premier Institutional Government
Reserves, Premium Shares (Cost — $3,720,381)	0.010%		3,720,381	3,720,381	(f)
Total Investments — 99.9% (Cost — $660,465,153)				659,771,358
Other Assets in Excess of Liabilities — 0.1%				708,444
Total Net Assets —100.0%				$660,479,802

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	37

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2021, the total market value of investments in Affiliated Companies was $3,720,381 and the cost was $3,720,381 (Note 8).

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

UST	— United States Treasury

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Treasury 5-Year Notes Futures, Call	1/21/22	$121.00	33	$33,000	$(11,344)
U.S. Treasury 5-Year Notes Futures, Call	1/21/22	121.25	100	100,000	(23,437)
U.S. Treasury 5-Year Notes Futures, Call	1/21/22	121.50	68	68,000	(10,094)
Total Exchange-Traded Written Options (Premiums received — $57,980)					$(44,875)

†	Notional amount denominated in U.S. dollar unless otherwise noted.

See Notes to Financial Statements.

38	Western Asset Short-Term Bond Fund 2021 Annual Report

Western Asset Short-Term Bond Fund

At December 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	1	12/23	$246,889	$246,675	$(214)
90-Day Eurodollar	5	3/22	1,246,885	1,245,687	(1,198)
90-Day Eurodollar	159	12/22	39,444,296	39,334,612	(109,684)
90-Day Eurodollar	102	6/23	25,306,914	25,150,650	(156,264)
90-Day Eurodollar	696	12/23	171,711,933	171,233,400	(478,533)
U.S. Treasury 2-Year Notes	407	3/22	88,866,360	88,795,954	(70,406)
U.S. Treasury 5-Year Notes	68	3/22	8,212,711	8,226,406	13,695
					(802,604)
Contracts to Sell:
U.S. Treasury 10-Year Notes	261	3/22	33,854,955	34,052,344	(197,389)
U.S. Treasury Long-Term Bonds	21	3/22	3,351,577	3,369,187	(17,610)
U.S. Treasury Ultra Long-Term Bonds	6	3/22	1,151,975	1,182,750	(30,775)
					(245,774)
Net unrealized depreciation on open futures contracts					$(1,048,378)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

At December 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$ 8,310,000	11/18/23	3.970%*	CPURNSA*	$(30,651)	$(10,291)
44,336,000	6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(304,727)
8,310,000	11/18/26	CPURNSA*	3.370%*	86,557	14,526
9,440,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(16,138)	(24,633)
1,387,000	2/15/28	1.250% semi-annually	3-Month LIBOR quarterly	(28,927)	42,891

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	39

Schedule of investments (cont’d)

December 31, 2021

Western Asset Short-Term Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$ 4,999,000	2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	$7,487	$13,245
	4,288,000	8/15/28	1.130% annually	Daily SOFR Compound annually	33,524	(16,468)
	122,000	8/15/28	1.220% annually	Daily SOFR Compound annually	(179)	(44)
Total	$81,192,000				$51,673	$(285,501)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.37 Index	$11,133,000	12/20/26	1.000% quarterly	$270,454	$231,687	$38,767

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†Percentage	shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

40	Western Asset Short-Term Bond Fund 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $656,744,772)	$656,050,977
Investments in affiliated securities, at value (Cost — $3,720,381)	3,720,381
Cash	1,000,000
Interest receivable	2,851,145
Deposits with brokers for open futures contracts and exchange-traded options	1,127,986
Deposits with brokers for centrally cleared swap contracts	896,003
Receivable for Fund shares sold	486,638
Principal paydown receivable	61,531
Receivable from broker — net variation margin on open futures contracts	15,110
Dividends receivable from affiliated investments	37
Other receivables	3,683
Prepaid expenses	58,189
Total Assets	666,271,680

Liabilities:
Payable for Fund shares repurchased	5,475,361
Investment management fee payable	86,196
Written options, at value (premiums received — $57,980)	44,875
Service and/or distribution fees payable	20,966
Payable to broker — net variation margin on centrally cleared swap contracts	10,455
Distributions payable	9,418
Trustees’ fees payable	1,533
Accrued expenses	143,074
Total Liabilities	5,791,878
Total Net Assets	$660,479,802

Net Assets:
Par value (Note 7)	$1,702
Paid-in capital in excess of par value	695,869,235
Total distributable earnings (loss)	(35,391,135)
Total Net Assets	$660,479,802

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	41

Statement of assets and liabilities (cont’d)

December 31, 2021

Net Assets:
Class A	$75,605,980
Class C	$5,034,642
Class C1	$1,768,327
Class R	$67,850
Class I	$319,392,277
Class IS	$258,610,726

Shares Outstanding:
Class A	19,488,559
Class C	1,298,851
Class C1	454,633
Class R	17,494
Class I	82,289,969
Class IS	66,611,478

Net Asset Value:
Class A (and redemption price)	$3.88
Class C*	$3.88
Class C1 (and redemption price)	$3.89
Class R (and redemption price)	$3.88
Class I (and redemption price)	$3.88
Class IS (and redemption price)	$3.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.97

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

42	Western Asset Short-Term Bond Fund 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$11,775,270
Dividends from affiliated investments	7,726
Less: Foreign taxes withheld	(9,078)
Total Investment Income	11,773,918

Expenses:
Investment management fee (Note 2)	2,829,504
Transfer agent fees (Note 5)	317,663
Service and/or distribution fees (Notes 2 and 5)	252,123
Registration fees	122,686
Fund accounting fees	77,882
Audit and tax fees	46,742
Legal fees	28,198
Trustees’ fees	12,980
Insurance	9,284
Commitment fees (Note 9)	6,896
Shareholder reports	6,675
Custody fees	2,297
Miscellaneous expenses	11,622
Total Expenses	3,724,552
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(201,062)
Net Expenses	3,523,490
Net Investment Income	8,250,428

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3, 4 and 10):
Net Realized Gain From:
Investment transactions in unaffiliated securities	5,087,198
Futures contracts	468,500
Written options	375,068
Swap contracts	709,505
Net Realized Gain	6,640,271
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(13,348,431)
Futures contracts	(1,193,920)
Written options	13,105
Swap contracts	(903,729)
Change in Net Unrealized Appreciation (Depreciation)	(15,432,975)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(8,792,704)
Decrease in Net Assets From Operations	$(542,276)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	43

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$8,250,428	$14,490,081
Net realized gain	6,640,271	13,750,348
Change in net unrealized appreciation (depreciation)	(15,432,975)	2,448,720
Increase (Decrease) in Net Assets From Operations	(542,276)	30,689,149

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(13,993,646)	(19,045,415)
Decrease in Net Assets From Distributions to Shareholders	(13,993,646)	(19,045,415)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	659,201,020	341,228,768
Reinvestment of distributions	13,368,222	18,779,856
Cost of shares repurchased	(248,134,084)	(292,583,813)
Shares redeemed in-kind (Note 10)	(596,951,174)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(172,516,016)	67,424,811
Increase (Decrease) in Net Assets	(187,051,938)	79,068,545

Net Assets:
Beginning of year	847,531,740	768,463,195
End of year	$660,479,802	$847,531,740

See Notes to Financial Statements.

44	Western Asset Short-Term Bond Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$3.96	$3.90	$3.83	$3.87	$3.85

Income (loss) from operations:
Net investment income	0.03	0.06	0.09	0.08	0.05
Net realized and unrealized gain (loss)	(0.05)	0.08	0.08	(0.03)	0.04
Total income (loss) from operations	(0.02)	0.14	0.17	0.05	0.09

Less distributions from:
Net investment income	(0.06)	(0.08)	(0.10)	(0.09)	(0.07)
Total distributions	(0.06)	(0.08)	(0.10)	(0.09)	(0.07)

Net asset value, end of year	$3.88	$3.96	$3.90	$3.83	$3.87
Total return[2]	(0.55)%	3.72%	4.49%	1.29%	2.23%

Net assets, end of year (000s)	$75,606	$58,248	$53,294	$30,894	$29,977

Ratios to average net assets:
Gross expenses	0.72%	0.73%	0.75%	0.75%	0.78%
Net expenses[3,4]	0.70	0.72	0.74	0.74	0.74
Net investment income	0.73	1.57	2.36	2.12	1.37

Portfolio turnover rate[5]	58%	64%	41%	52%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. From March 31, 2017 through April 30, 2021, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 0.80%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 73%, 55%, 100% and 89% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$3.95	$3.89	$3.83	$3.86	$3.85

Income (loss) from operations:
Net investment income (loss)	(0.00) [2]	0.03	0.06	0.05	0.02
Net realized and unrealized gain (loss)	(0.04)	0.08	0.07	(0.02)	0.03
Total income (loss) from operations	(0.04)	0.11	0.13	0.03	0.05

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.07)	(0.06)	(0.04)
Total distributions	(0.03)	(0.05)	(0.07)	(0.06)	(0.04)

Net asset value, end of year	$3.88	$3.95	$3.89	$3.83	$3.86
Total return[3]	(1.08)%	2.95%	3.44%	0.80%	1.23%

Net assets, end of year (000s)	$5,035	$6,795	$5,073	$8,487	$7,537

Ratios to average net assets:
Gross expenses	1.49%	1.47%	1.50%	1.49%	1.55%
Net expenses[4,5]	1.48	1.47	1.50	1.48	1.51
Net investment income (loss)	(0.04)	0.81	1.67	1.41	0.60

Portfolio turnover rate[6]	58%	64%	41%	52%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 1.60%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 73%, 55%, 100% and 89% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

46	Western Asset Short-Term Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$3.96	$3.90	$3.83	$3.87	$3.85

Income (loss) from operations:
Net investment income	0.02	0.05	0.09	0.07	0.04
Net realized and unrealized gain (loss)	(0.04)	0.08	0.07	(0.03)	0.03
Total income (loss) from operations	(0.02)	0.13	0.16	0.04	0.07

Less distributions from:
Net investment income	(0.05)	(0.07)	(0.09)	(0.08)	(0.05)
Total distributions	(0.05)	(0.07)	(0.09)	(0.08)	(0.05)

Net asset value, end of year	$3.89	$3.96	$3.90	$3.83	$3.87
Total return[2]	(0.61)%[3]	3.41%	4.28%	1.07%	1.94%

Net assets, end of year (000s)	$1,768	$3,929	$7,854	$32,443	$39,335

Ratios to average net assets:
Gross expenses	1.02%	1.02%	0.98%	0.97%	1.06%
Net expenses[4,5]	1.01	1.01	0.97	0.96	1.02
Net investment income	0.46	1.37	2.26	1.90	1.10

Portfolio turnover rate[6]	58%	64%	41%	52%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (0.86)% for the year ended December 31, 2021.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 73%, 55%, 100% and 89% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	47

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$3.95	$3.90	$3.83	$3.86	$3.85

Income (loss) from operations:
Net investment income	0.01	0.05	0.08	0.07	0.04
Net realized and unrealized gain (loss)	(0.04)	0.07	0.08	(0.02)	0.02
Total income (loss) from operations	(0.03)	0.12	0.16	0.05	0.06

Less distributions from:
Net investment income	(0.04)	(0.07)	(0.09)	(0.08)	(0.05)
Total distributions	(0.04)	(0.07)	(0.09)	(0.08)	(0.05)

Net asset value, end of year	$3.88	$3.95	$3.90	$3.83	$3.86
Total return[2]	(0.95)%	3.34%	4.12%	1.19%	1.60%

Net assets, end of year (000s)	$68	$52	$71	$173	$171

Ratios to average net assets:
Gross expenses	1.43%	2.14%	1.28%	1.29%	1.21%
Net expenses[3,4]	1.10	1.09	1.10	1.10	1.10
Net investment income	0.34	1.26	2.11	1.77	1.05

Portfolio turnover rate[5]	58%	64%	41%	52%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 73%, 55%, 100% and 89% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

48	Western Asset Short-Term Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$3.96	$3.90	$3.83	$3.87	$3.85

Income (loss) from operations:
Net investment income	0.04	0.07	0.10	0.09	0.06
Net realized and unrealized gain (loss)	(0.05)	0.08	0.08	(0.03)	0.03
Total income (loss) from operations	(0.01)	0.15	0.18	0.06	0.09

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.11)	(0.10)	(0.07)
Total distributions	(0.07)	(0.09)	(0.11)	(0.10)	(0.07)

Net asset value, end of year	$3.88	$3.96	$3.90	$3.83	$3.87
Total return[2]	(0.30)%	3.96%	4.74%	1.54%	2.46%

Net assets, end of year (millions)	$319	$137	$162	$142	$62

Ratios to average net assets:
Gross expenses	0.51%	0.51%	0.54%	0.53%	0.56%
Net expenses[3,4]	0.43	0.49	0.50	0.50	0.51
Net investment income	0.98	1.82	2.64	2.44	1.61

Portfolio turnover rate[5]	58%	64%	41%	52%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. From March 31, 2017 through April 30, 2021, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I did not exceed 0.50%. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I did not exceed 0.55%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 73%, 55%, 100% and 89% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2021 Annual Report	49

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$3.96	$3.90	$3.83	$3.87	$3.85

Income (loss) from operations:
Net investment income	0.04	0.07	0.11	0.10	0.07
Net realized and unrealized gain (loss)	(0.05)	0.09	0.07	(0.04)	0.03
Total income (loss) from operations	(0.01)	0.16	0.18	0.06	0.10

Less distributions from:
Net investment income	(0.07)	(0.10)	(0.11)	(0.10)	(0.08)
Total distributions	(0.07)	(0.10)	(0.11)	(0.10)	(0.08)

Net asset value, end of year	$3.88	$3.96	$3.90	$3.83	$3.87
Total return[2]	(0.25)%	4.06%	4.84%	1.63%	2.56%

Net assets, end of year (millions)	$259	$641	$541	$490	$462

Ratios to average net assets:
Gross expenses	0.39%	0.40%	0.41%	0.41%	0.45%
Net expenses[3,4]	0.38	0.39	0.40	0.40	0.41
Net investment income	1.09	1.88	2.74	2.48	1.71

Portfolio turnover rate[5]	58%	64%	41%	52%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.45%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62%, 73%, 55%, 100% and 89% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

50	Western Asset Short-Term Bond Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

Western Asset Short-Term Bond Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

52	Western Asset Short-Term Bond Fund 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds &Notes:
Financials	—	$141,759,115	$0	*	$141,759,115
Other Corporate Bonds & Notes	—	197,937,311	—		197,937,311
U.S. Government &Agency Obligations	—	108,056,887	—		108,056,887
Asset-Backed Securities	—	97,663,135	—		97,663,135
Collateralized Mortgage Obligations	—	90,373,743	—		90,373,743
Mortgage-Backed Securities	—	14,585,040	—		14,585,040
Sovereign Bonds	—	5,493,811	—		5,493,811
Convertible Bonds &Notes	—	181,935	—		181,935
Total Long-Term Investments	—	656,050,977	0	*	656,050,977
Short-Term Investments†	$3,720,381	—	—		3,720,381
Total Investments	$3,720,381	$656,050,977	$0	*	$659,771,358
Other Financial Instruments:
Futures Contracts††	$13,695	—	—		$13,695
Centrally Cleared Interest Rate Swaps††	—	$70,662	—		70,662
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	38,767	—		38,767
Total Other Financial Instruments	$13,695	$109,429	—		$123,124
Total	$3,734,076	$656,160,406	—		$659,894,482
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Written Options	$44,875	—	—		$44,875
Futures Contracts††	1,062,073	—	—		1,062,073
Centrally Cleared Interest Rate Swaps††	—	$356,163	—		356,163
Total	$1,106,948	$356,163	—		$1,463,111

Western Asset Short-Term Bond Fund 2021 Annual Report	53

Notes to financial statements (cont’d)

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or

54	Western Asset Short-Term Bond Fund 2021 Annual Report

depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2021, the total notional value of all credit default swaps to sell protection was $11,133,000.This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Western Asset Short-Term Bond Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

For average notional amounts of swaps held during the year ended December 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

56	Western Asset Short-Term Bond Fund 2021 Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities

Western Asset Short-Term Bond Fund 2021 Annual Report	57

Notes to financial statements (cont’d)

purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

58	Western Asset Short-Term Bond Fund 2021 Annual Report

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

Western Asset Short-Term Bond Fund 2021 Annual Report	59

Notes to financial statements (cont’d)

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

60	Western Asset Short-Term Bond Fund 2021 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(7,802,768)	$7,802,768

(a)	Reclassifications are due to a taxable overdistribution and book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset London provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class C1, Class R and Class IS shares did not exceed 1.55%, 1.05%, 1.10% and 0.40%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. As a result of expense limitation arrangements between the Fund and LMPFA, effective May 1, 2021, the

Western Asset Short-Term Bond Fund 2021 Annual Report	61

Notes to financial statements (cont’d)

ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class I shares did not exceed 0.70% and 0.42%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

Prior to May 1, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class I shares did not exceed 0.80% and 0.50%, respectively.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $201,062, which included an affiliated money market fund waiver of $17,350.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class R	Class I
Expires December 31, 2023	$12,683	$197	$170,832

For the year ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

62	Western Asset Short-Term Bond Fund 2021 Annual Report

For the year ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$17,860	—
CDSCs	1,163	$2,163

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
Purchases	$508,854,211		$414,547,272
Sales	11,253,522	*	441,444,127

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $561,971,524 (Note 10).

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$666,264,800	$3,497,778	$(9,991,220)	$(6,493,442)
Written options	(57,980)	13,105	—	13,105
Futures contracts	—	13,695	(1,062,073)	(1,048,378)
Swap contracts	283,360	109,429	(356,163)	(246,734)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$13,695	—	$13,695
Centrally cleared swap contracts[3]	70,662	$38,767	109,429
Total	$84,357	$38,767	$123,124

Western Asset Short-Term Bond Fund 2021 Annual Report	63

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$44,875
Futures contracts[2]	1,062,073
Centrally cleared swap contracts[3]	356,163
Total	$1,463,111

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(19,361)	—	$(19,361)
Futures contracts	468,500	—	468,500
Written options	375,068	—	375,068
Swap contracts	562,485	$147,020	709,505
Total	$1,386,692	$147,020	$1,533,712

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(1,193,920)	—	$(1,193,920)
Written options	13,105	—	13,105
Swap contracts	(851,767)	$(51,962)	(903,729)
Total	$(2,032,582)	$(51,962)	$(2,084,544)

64	Western Asset Short-Term Bond Fund 2021 Annual Report

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,331
Written options	31,979
Futures contracts (to buy)	283,801,111
Futures contracts (to sell)	151,253,234
Average Notional Balance
Interest rate swap contracts	$80,502,308
Credit default swap contracts (sell protection)	5,803,385

†	At December 31, 2021, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$173,330	$52,481
Class C	64,661	5,993
Class C1	13,830	3,472
Class R	302	323
Class I	—	253,866
Class IS	—	1,528
Total	$252,123	$317,663

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$13,961
Class C	128
Class C1	70
Class R	198
Class I	174,098
Class IS	12,607
Total	$201,062

Western Asset Short-Term Bond Fund 2021 Annual Report	65

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class A	$1,024,827	$1,171,136
Class C	44,143	83,340
Class C1	31,774	104,785
Class R	655	960
Class I	3,877,352	3,240,717
Class IS	9,014,895	14,444,477
Total	$13,993,646	$19,045,415

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,065,456	$43,487,057	4,350,797	$17,040,531
Shares issued on reinvestment	253,414	993,358	288,414	1,131,686
Shares repurchased	(6,554,161)	(25,724,798)	(3,584,289)	(14,002,805)
Net increase	4,764,709	$18,755,617	1,054,922	$4,169,412

Class C
Shares sold	1,117,449	$4,396,020	1,014,348	$3,956,666
Shares issued on reinvestment	11,055	43,350	20,941	82,133
Shares repurchased	(1,548,813)	(6,076,518)	(618,649)	(2,411,597)
Net increase (decrease)	(420,309)	$(1,637,148)	416,640	$1,627,202

Class C1
Shares sold	17,266	$71,113	33,847	$131,806
Shares issued on reinvestment	7,871	30,949	26,230	102,824
Shares repurchased	(563,232)	(2,217,950)	(1,080,802)	(4,230,203)
Net decrease	(538,095)	$(2,115,888)	(1,020,725)	$(3,995,573)

Class R
Shares sold	4,394	$17,265	2,310	$9,060
Shares issued on reinvestment	167	655	245	960
Shares repurchased	(258)	(1,008)	(7,602)	(28,477)
Net increase (decrease)	4,303	$16,912	(5,047)	$(18,457)

66	Western Asset Short-Term Bond Fund 2021 Annual Report

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class I
Shares sold	74,234,862	$291,904,841	33,526,426	$131,196,039
Shares issued on reinvestment	973,115	3,812,914	792,502	3,109,721
Shares repurchased	(27,650,385)	(108,478,343)	(41,013,071)	(160,702,558)
Net increase (decrease)	47,557,592	$187,239,412	(6,694,143)	$(26,396,798)

Class IS
Shares sold	81,092,847	$319,324,724	48,157,098	$188,894,666
Shares issued on reinvestment	2,159,287	8,486,996	3,657,453	14,352,532
Shares repurchased	(26,817,616)	(105,635,467)	(28,440,127)	(111,208,173)
Shares redeemed in-kind	(151,895,973)	(596,951,174)	—	—
Net increase (decrease)	(95,461,455)	$(374,774,921)	23,374,424	$92,039,025

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$95,296,683	$644,727,281	644,727,281	$736,303,583	736,303,583

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$7,726	—	$3,720,381

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency

Western Asset Short-Term Bond Fund 2021 Annual Report	67

Notes to financial statements (cont’d)

purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million prior to February 5, 2021 and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06%. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended December 31, 2021.

10. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2021, the Fund had redemptions in-kind with total proceeds in the amount of $596,951,174. The net realized gain on these redemptions in-kind amounted to $7,930,835, which was not realized for tax purposes.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$13,993,646	$19,045,415

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(28,552,989)
Other book/tax temporary differences(a)	937,303
Unrealized appreciation (depreciation)(b)	(7,775,449)
Total distributable earnings (loss) — net	$(35,391,135)

68	Western Asset Short-Term Bond Fund 2021 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

12. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) –Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Short-Term Bond Fund 2021 Annual Report	69

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short-Term Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

70	Western Asset Short-Term Bond Fund 2021 Annual Report

Statement regarding liquidity risk management program

(unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset Short-Term Bond Fund	71

Statement regarding liquidity risk management program

(unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

72	Western Asset Short-Term Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset Short-Term Bond Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

74	Western Asset Short-Term Bond Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Short-Term Bond Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None

Additional Officers
Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

76	Western Asset Short-Term Bond Fund

Additional Officers (cont’d)
Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason &Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Short-Term Bond Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)
Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

78	Western Asset Short-Term Bond Fund

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities &Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short-Term Bond Fund	79

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$ 6,816,656
Section 163(j) Interest Earned	§ 163(j)	$11,937,481
Interest Earned from Federal Obligations	Note (1)	$ 58,478

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

80	Western Asset Short-Term Bond Fund

Western Asset

Short-Term Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0834 2/22 SR22-4347

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,623 in December 31, 2020 and $161,623 in December 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $40,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $773,011 in December 31, 2020 and $343,489 in December 31, 2021.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:February 23, 2022